UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2006
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-12933 (Commission File Number)	94-2634797 (IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On March 9, 2006, the Company transmitted a notice to its executive officers and directors required by Rule 104 of Regulation BTR informing such persons of blackout trading restrictions in the Company’s common stock. The notice is furnished herewith as Exhibit 99.1.
     During the blackout period and for a period of two years after the ending date thereof, a participant in the 401(k) Plan, a security holder, or other interested person may obtain, without charge, information regarding the blackout period, including the actual ending date of the blackout period, by contacting George Schisler, Director of General Legal Services at Lam Research Corporation, 4650 Cushing Parkway, Fremont, California 94538; telephone number (510) 572-6467.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Document
99.1	Notice to the Directors and Executive Officers of Lam Research Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 9, 2006

LAM RESEARCH CORPORATION
By:	/s/ Martin B. Anstice
Martin B. Anstice
Group Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to the Directors and Executive Officers of Lam Research Corporation.